PRICEWATERHOUSECOOPERS PWC


                                                PricewaterhouseCoopers LLP
                                                125 High Street
                                                Boston, MA  02110
                                                Telephone (617) 530-5000
                                                Facsimile (617) 530-5001


               Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of
Liberty Variable Investment Trust

In planning and performing our audits of the financial statements of Columbia International Fund, Variable Series; Liberty Growth & Income Fund, Variable Series; Colonial Strategic Income Fund, Variable Series; Colonial Small Cap Value Fund, Variable Series; Columbia High Yield Fund, Variable Series; Liberty Select Value Fund, Variable Series; Liberty S&P 500 Index Fund, Variable Series (the "Funds") (each a series of Liberty Variable Investment Trust) as of and for the year ended December 31, 2005, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds' internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control over financial reporting includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the funds' ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the funds' annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of the Funds' internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be significant deficiencies or material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Funds' internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2005.

This report is intended solely for the information and use of management and the Board of Liberty Variable Investment Trust and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2006




77C Matters submitted to a vote of security holders

Columbia International Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series
Columbia High Yield Fund, Variable Series

On November 30, 2005, a Special Meeting of the Shareholders of the Funds was held to approve the following items, as described in the Proxy Statement for the Meeting. The votes cast at the Meeting were as follows:



To elect Trustees:                          For                                 Withheld
------------------------------------- ----------------------------------- -----------------------------------
Douglas A. Hacker                     103,709,400.119                     2,219,756.770
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Janet Langford Kelly                  103,696,791.948                     2,232,364.941
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Richard W. Lowry                      103,715,040.509                     2,214,116.380
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Charles R. Nelson                     103,730,474.376                     2,198,682.513
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
John J. Neuhauser                     103,764,870.365                     2,164,286.524
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Patrick J. Simpson                    103,695,797.460                     2,233,359.429
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Thomas E. Sitzel                      103,736,618.654                     2,192,538.235
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Thomas C. Theobald                    103,650,454.716                     2,278,702.173
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Anne-Lee Verville                     103,747,491.228                     2,181,665.661
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Richard L. Woolworth                  103,670,489.751                     2,258,667.138
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
William E. Mayer                      103,653,353.223                     2,275,803.666
------------------------------------- ----------------------------------- -----------------------------------


                  Shares of beneficial interest being a plurality of the shares represented at the Meeting.


Columbia International Fund, Variable Series

Amendment to fundamental investment restrictions with respect to issuing senior securities.

For:              33,269,759.572    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            414,304.478     Shares of beneficial interest
Abstain:            805,732.701     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to making loans.

For:              32,942,660.105    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            655,003.368     Shares of beneficial interest
Abstain:            892,133.278     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to investments in real estate.

For:              32,855,572.703    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            671,474.352     Shares of beneficial interest
Abstain:            962,749.696     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:              32,958,339.965    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            548,462.377     Shares of beneficial interest
Abstain:            982,994.409     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to concentrating investments in an industry.

For:              33,009,477.182    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            497,325.160     Shares of beneficial interest
Abstain:            982,994.409     Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to buying and selling puts and calls.

For:              32,814,505.658    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            652,653.593     Shares of beneficial interest
Abstain:         1,022,637.500      Shares of beneficial interest

Colonial Strategic Income Fund, Variable Series

Amendment to fundamental investment restrictions with respect to issuing senior securities.

For:              14,154,705.801    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            348,118.419     Shares of beneficial interest
Abstain:            423,657.344     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to making loans.

For:              14,081,310.511    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            409,835.544     Shares of beneficial interest
Abstain:            435,335.509     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to diversification of investments.

For:              14,172,680.804    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            349,451.840     Shares of beneficial interest
Abstain:            404,348.920     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to investments in real estate.

For:              14,097,362.555    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            376,044.958     Shares of beneficial interest
Abstain:            453,074.051     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:              14,158,803.919    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            313,325.707     Shares of beneficial interest
Abstain:            454,351.938     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to concentrating investments in an industry.

For:              14,086,590.886    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            380,765.098     Shares of beneficial interest
Abstain:            459,125.580     Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to buying and selling puts and calls.

For:              14,016,027.509    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            431,822.308     Shares of beneficial interest
Abstain:            478,631.747     Shares of beneficial interest

Liberty Growth & Income Fund, Variable Series

Amendment to fundamental investment restrictions with respect to issuing senior securities.

For:              12,937,526.791    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            204,257.072     Shares of beneficial interest
Abstain:            596,327.101     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to making loans.

For:              12,801,347.657    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            243,401.282     Shares of beneficial interest
Abstain:            693,362.025     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to diversification of investments.

For:              12,914,148.284    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            191,101.845     Shares of beneficial interest
Abstain:            632,860.835     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to investments in real estate.

For:              12,912,736.065    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            183,317.985     Shares of beneficial interest
Abstain:            642,056.914     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:              12,795,247.605    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            233,787.865     Shares of beneficial interest
Abstain:            709,075.494     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to concentrating investments in an industry.

For:              12,853,850.373    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            180,763.339     Shares of beneficial interest
Abstain:            703,497.252     Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to buying and selling puts and calls.

For:              12,738,618.964    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            283,178.006     Shares of beneficial interest
Abstain:            716,313.994     Shares of beneficial interest

Colonial Small Cap Value Fund, Variable Series

Amendment to fundamental investment restrictions with respect to issuing senior securities.

For:              20,519,198.740    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            617,258.461     Shares of beneficial interest
Abstain:            634,464.801     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to making loans.

For:              20,277,518.245    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            938,792.828     Shares of beneficial interest
Abstain:            554,610.929     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to diversification of investments.

For:              20,530,510.935    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            666,852.152     Shares of beneficial interest
Abstain:            573,558.915     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to investments in real estate.

For:              20,451,425.708    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            735,291.092     Shares of beneficial interest
Abstain:            584,205.202     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:              20,527,466.924    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            579,883.271     Shares of beneficial interest
Abstain:            663,571.807     Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to investing for the purpose of exercising control.

For:              20,384,620.128    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            698,770.425     Shares of beneficial interest
Abstain:            687,531.449     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to concentrating investments in an industry.

For:              20,385,366.871    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            785,868.510     Shares of beneficial interest
Abstain:            599,686.621     Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to buying and selling puts and calls.

For:              20,211,882.312    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            881,148.365     Shares of beneficial interest
Abstain:            677,891.325     Shares of beneficial interest

Liberty Select Value Fund, Variable Series

Amendment to fundamental investment restrictions with respect to borrowing money.

For:               2,177,656.443    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              29,514.310    Shares of beneficial interest
Abstain:              62,000.022    Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to issuing senior securities.

For:               2,175,882.468    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              23,007.380    Shares of beneficial interest
Abstain:              70,280.927    Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to making loans.

For:               2,175,460.688    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              28,055.059    Shares of beneficial interest
Abstain:              65,655.028    Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to diversification of investments.

For:               2,188,081.434    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              21,265.038    Shares of beneficial interest
Abstain:              59,824.303    Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to investments in real estate.

For:               2,168,518.697    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              28,220.180    Shares of beneficial interest
Abstain:              72,431.898    Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:               2,169,553.810    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              27,185.067    Shares of beneficial interest
Abstain:              72,431.898    Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to investing for the purpose of exercising control.

For:               2,173,795.717    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              26,598.166    Shares of beneficial interest
Abstain:              68,776.892    Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to concentrating investments in an industry.

For:               2,171,171.050    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              25,567.827    Shares of beneficial interest
Abstain:              72,431.898    Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to buying and selling puts and calls.

For:               2,171,171.050    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              19,647.798    Shares of beneficial interest
Abstain:              78,351.927    Shares of beneficial interest

Liberty S&P 500 Index Fund, Variable Series

Amendment to fundamental investment restrictions with respect to borrowing money.

For:               4,799,512.387    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              44,864.416    Shares of beneficial interest
Abstain:            159,050.228     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to issuing senior securities.

For:               4,832,539.415    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              37,784.742    Shares of beneficial interest
Abstain:            133,102.874     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to making loans.

For:               4,817,839.112    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              52,485.045    Shares of beneficial interest
Abstain:            133,102.874     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to diversification of investments.

For:               4,844,117.032    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              34,113.906    Shares of beneficial interest
Abstain:            125,196.093     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to investments in real estate.

For:               4,836,210.251    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              34,113.906    Shares of beneficial interest
Abstain:            133,102.874     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:               4,824,900.035    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              38,186.954    Shares of beneficial interest
Abstain:            140,340.042     Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to investing for the purpose of exercising control.

For:               4,816,250.972    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              49,652.473    Shares of beneficial interest
Abstain:            137,523.586     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to concentrating investments in an industry.

For:               4,812,935.516    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              57,391.641    Shares of beneficial interest
Abstain:            133,102.874     Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to buying and selling puts and calls.

For:               4,818,019.646    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:              39,390.038    Shares of beneficial interest
Abstain:            146,017.347     Shares of beneficial interest

Columbia High Yield Fund, Variable Series

Amendment to fundamental investment restrictions with respect to borrowing money.

For:              12,951,176.617    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            416,939.703     Shares of beneficial interest
Abstain:            363,131.482     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to issuing senior securities.

For:              12,953,258.466    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            381,433.017     Shares of beneficial interest
Abstain:            396,556.319     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to pledging assets.

For:              12,942,555.987    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            427,547.957     Shares of beneficial interest
Abstain:            361,143.858     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to making loans.

For:              12,959,725.839    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            417,227.895     Shares of beneficial interest
Abstain:            354,294.068     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to diversification of investments.

For:              13,071,737.651    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            322,901.550     Shares of beneficial interest
Abstain:            336,608.601     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to investments in commodities.

For:              12,983,317.212    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            403,795.530     Shares of beneficial interest
Abstain:            344,135.060     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to investments in real estate.

For:              13,032,178.357    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            347,331.162     Shares of beneficial interest
Abstain:            351,738.283     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:              12,946,984.078    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            382,774.901     Shares of beneficial interest
Abstain:            401,488.823     Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to purchasing securities on margin.

For:              12,833,718.205    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            532,243.543     Shares of beneficial interest
Abstain:            365,286.054     Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to investing for the purpose of exercising control.

For:              12,886,451.675    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            472,065.837     Shares of beneficial interest
Abstain:            372,730.290     Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to short sales.

For:              12,884,460.901    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            485,501.580     Shares of beneficial interest
Abstain:            361,285.321     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to concentrating investments in an industry.

For:              13,002,008.961    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            371,876.744     Shares of beneficial interest
Abstain:            357,362.097     Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to purchasing illiquid securities.

For:              12,871,605.563    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            492,304.924     Shares of beneficial interest
Abstain:            367,337.315     Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to investing in securities of other investment companies.

For:              12,963,171.724    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            422,977.666     Shares of beneficial interest
Abstain:            345,098.412     Shares of beneficial interest

Elimination of fundamental investment restrictions with respect to buying and selling puts and calls.

For:              12,899,944.600    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:            437,796.658     Shares of beneficial interest
Abstain:            393,506.544     Shares of beneficial interest

77D Policies with respect to security investments

Columbia International Fund, Variable Series

The Fund's investment advisor uses a bottom-up analysis to conduct in-depth company research in order to identify attractive securities for investment. Fundamental security analysis is used to evaluate the merits of individual companies being considered for investment. All stocks in the available investment universe will be rated according to a pre-determined set of criteria including measures of relative valuation, operating efficiency, capital discipline, accounting conservatism and timeliness, all of which have demonstrated effectiveness in predicting future out performance. Stocks ranking in the highest levels of attractiveness on these metrics will be subjected to rigorous fundamental evaluation. We look for companies with improving trends in revenue and earnings, rising returns on capital and strong or improving cash generation. Stocks deemed attractive after this second stage of evaluation will comprise the primary list of investment prospects.

Colonial Strategic Income Fund, Variable Series

The Fund's Principal Investment Strategies was revised as follows:

The Fund seeks to achieve its investment goals by investing primarily in:

o debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies. The Fund may also participate in mortgage dollar rolls; o debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and
o lower-rated corporate debt securities.

The following was added as a Principal Investment Risk to the Fund:

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

77E Legal Proceedings

Columbia International Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series
Columbia High Yield Fund, Variable Series

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and he has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On November 3, 2005, the U.S. District Court for the District of Maryland dismissed the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940
(ICA) and the state law claims against Columbia and others. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 36(b) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

77O Transactions effected pursuant to Rule 10f-3

Colonial Strategic Income Fund, Variable Series

On July 27, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 80,000 par value of common stock notes of L-3 Communications Corp 6.375% 15 (Securities) for a total purchase price of $79,272 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On July 27, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 60,000 par value of common stock notes of Sungard Data Systems Inc. 9.125% 13 (Securities) for a total purchase price of $60,000 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On July 27, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 35,000 par value of common stock notes of Sungard Data Systems Inc. 10.25% 15 (Securities) for a total purchase price of $35,000 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On July 28, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 35,000 par value of common stock notes of FTI Consulting 7.625% 13 (Securities) for a total purchase price of $35,000 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

On August 11, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 50,000 par value of common stock notes of Ahern Rentals Inc. 9.25% 13 (Securities) for a total purchase price of $50,000 from CIBC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On August 16, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 130,000 par value of common stock notes of Columbus McKinnon Corp 8.875% 13 (Securities) for a total purchase price of $130,000 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On September 8, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 55,000 par value of common stock notes of Amerisource Bergen Corp. 5.875% 15 (Securities) for a total purchase price of $54,725 from Lehman pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On September 8, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 55,000 par value of common stock notes of Amerisource Bergen Corp. 5.625% 12 (Securities) for a total purchase price of $54,725 from Lehman pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

On September 8, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 55,000 par value of common stock notes of Williams Cos. 6.375% 10 (Securities) for a total purchase price of $55,000 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On September 15, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 55,000 par value of common stock notes of Pacific Energy Part/Fina 6.25% 15 (Securities) for a total purchase price of $54,749.20 from Lehman pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On September 20, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 105,000 par value of common stock notes of Williams Scotsman 8.5% 15 (Securities) for a total purchase price of $105,000 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On September 23, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 55,000 par value of common stock notes of Lin Television Corp. (Securities) for a total purchase price of $50,730.90 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

On September 28, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 55,000 par value of common stock notes of Whiting Petroleum Corp. 7% 14 (Securities) for a total purchase price of $55,000 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On November 8, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 210,000 par value of common stock notes of Crown Americas Inc. 7.75% 15 (Securities) for a total purchase price of $210,000 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On December 8, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 50,000 par value of common stock notes of CMS Energy Corp. 6.875% 12/15/05 (Securities) for a total purchase price of $50,000 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On December 15, 2005, Colonial Strategic Income Fund, Variable Series (Fund) purchased 70,000 par value of common stock notes of Atlas Pipeline 8.125% 12/15/15 (Securities) for a total purchase price of $70,000 from Wachovia Capital Markets, LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

Liberty Growth & Income Fund, Variable Series

On December 6, 2005, Liberty Growth & Income Fund, Variable Series (Fund) purchased 11,369 par value of common stock notes of XL Capital LTD. Common (Securities) for a total purchase price of $738,985 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On December 6, 2005, Liberty Growth & Income Fund, Variable Series (Fund) purchased 19,473 par value of common stock notes of XL Capital LTD. Conv Pref (Securities) for a total purchase price of $486,825 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


Columbia High Yield Fund, Variable Series

On July 27, 2005, Columbia High Yield Fund, Variable Series (Fund) purchased 850,000 par value of common stock notes of L-3 Communications Corp (Securities) for a total purchase price of $842,265 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On July 27, 2005, Columbia High Yield Fund, Variable Series (Fund) purchased 150,000 par value of common stock notes of Sungard Data Systems Inc. 9.125% 13 (Securities) for a total purchase price of $150,000 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

On July 28, 2005, Columbia High Yield Fund, Variable Series (Fund) purchased 275,000 par value of common stock notes of FTI Consulting 7.625% 13 (Securities) for a total purchase price of $275,000 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On September 8, 2005, Columbia High Yield Fund, Variable Series (Fund) purchased 750,000 par value of common stock notes of Amerisource Bergen Corp. 5.625% 12 (Securities) for a total purchase price of $746,250 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On November 8, 2005, Columbia High Yield Fund, Variable Series (Fund) purchased 550,000 par value of common stock notes of Crown Americas Inc. 7.75% 15 (Securities) for a total purchase price of $550,000 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey


On December 8, 2005, Columbia High Yield Fund, Variable Series (Fund) purchased 150,000 par value of common stock notes of CMS Energy Corp. 6.875% 12/15/05 (Securities) for a total purchase price of $150,000 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey

On December 15, 2005, Columbia High Yield Fund, Variable Series (Fund) purchased 180,000 par value of common stock notes of Atlas Pipeline 8.125% 12/15/15 (Securities) for a total purchase price of $180,000 from Wachovia Capital Markets, LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley; UBS: Bear Stearns & Co, Inc.: Credit Suisse First Boston Corp.; Deutsche Bank Securities Inc.; Stephens Inc.; Citigroup; SG Corporate & Investment Banking; Calyon Securities USA Inc.; Commerzbank AG; Key Capital Markets Inc.; RBS Greenwich Capital; Wells Fargo Securities; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Scotia Capital Inc.; Comerica Securities; Firtis Invesement Services; Harris Nesbitt; Hibernia Southcoast Capital; Keybanc Capital Markets; Allen & Co; Blaylock & Partners; Merrill Lynch & Co; Suntrust Robinson Humphrey